UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2012

EXELIS INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35228	45-2083813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Boulevard, Suite 1700 McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

(703) 790-6300

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure and shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Mr. David Melcher, Chief Executive Officer and President of Exelis Inc. (the “Company”), will present an overview of the Company at the J.P. Morgan Aviation, Transportation & Defense Conference on March 13, 2012. A copy of the presentation is attached and incorporated by reference herein as Exhibit 99.1. At the conference, Mr. Melcher will confirm previously reported results and guidance, including expectations for both first quarter 2012 sales and full-year 2012 timing of sales and margins.

Forward-Looking Statements

Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the separation of the Company from ITT Corporation, the terms and the effect of the separation, the nature and impact of such a separation, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to: our dependence on the defense industry and the business risks peculiar to that industry, including changing priorities or reductions in the U.S. Government or international defense budgets; government regulations and compliance therewith, including changes to the Department of Defense procurement process; our international operations, including sales to foreign customers; competition, industry capacity and production rates; misconduct of our employees, subcontractors, agents and business partners; the level of returns on postretirement benefit plan assets and potential employee benefit plan contributions and other employment and pension matters; changes in interest rates and other factors that affect earnings and cash flows; the mix of our contracts and programs, our performance, and our ability to control costs; governmental investigations; our level of indebtedness and our ability to make payments on or service our indebtedness; subcontractor performance; economic and capital markets conditions; the availability and pricing of raw materials and components; ability to retain and recruit qualified personnel; protection of intellectual property rights; changes in technology; contingencies related to actual or alleged environmental contamination, claims and concerns; security breaches and other disruptions to our information technology and operations; and unanticipated changes in our tax provisions or exposure to additional income tax liabilities. In addition, there are risks and uncertainties relating to the separation including whether those transactions will result in any tax liability, the operational and financial profile of the Company or any of its businesses after giving effect to the separation, and the ability of the Company to operate as an independent entity. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in Exelis Inc.’s Annual Report on Form 10-K, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation slides issued by Exelis Inc. on March 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIS INC.

Date: March 13, 2012	By:	/s/ Kathleen S. Stolar
Kathleen S. Stolar
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation slides issued by Exelis Inc. on March 13, 2012